Consolidated Statements of Comprehensive Income (Loss) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Consolidated Statements of Comprehensive Income (Loss)
Net (loss) income	¥ 971,589	$ 140,865	¥ 1,306,081	¥ (743,522)
Other comprehensive (loss) income, net of tax
Foreign currency translation adjustments	137,555	19,944	(60,851)	(176,910)
Fair value fluctuation of available-for-sale investments, net of tax of nil				771
Total other comprehensive (loss) income, net of tax	137,555	19,944	(60,851)	(176,139)
Comprehensive (loss) income	1,109,144	160,809	1,245,230	(919,661)
Less: comprehensive income (loss) attributable to non-controlling interests	(4,895)	(710)	(8,001)	1,727
Comprehensive (loss) income attributable to Noah Holdings Limited shareholders	¥ 1,114,039	$ 161,519	¥ 1,253,231	¥ (921,388)